UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
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Preliminary Proxy Statement
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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
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Definitive Proxy Statement
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Definitive Additional Materials
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Soliciting Material Pursuant to §240.14a-12

SKYE BIOSCIENCE, INC.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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No fee required.
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Fee paid previously with preliminary materials.
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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11

Your Vote Counts! SKYE BIOSCIENCE, INC. C/O SKYE BIOSCIENCE, INC. P.O. BOX 1342 BRENTWOOD, NY 11717 SKYE BIOSCIENCE, INC. 2025 Annual Meeting Vote by June 5, 2025 11:59 PM ET You invested in SKYE BIOSCIENCE, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on June 6, 2025. Vote Virtually at the Meeting* June 6, 2025 10:00 a.m. PT Virtually at: www.virtualshareholdermeeting.com/SKYE2025 *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V72818-P30205 Get informed before you vote View the Notice and Proxy Statement and Form 10K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 23, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V72819-P30205 1. Election of Directors For Nominees: 01) Paul Grayson 02) Deborah Charych 03) Punit Dhillon 04) Annalisa Jenkins 05) Karen Smith 06) Andrew J. Schwab 2. Consider and vote upon the ratification of the selection of Marcum LLP as our independent registered public accounting firm for the year ending December 31, 2025. For 3. Consider and vote upon, on an advisory basis, the compensation of our named executive officers as disclosed in this proxy statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission. For 4. Consider and vote upon, on an advisory basis, whether the stockholder vote to approve the compensation of the named executive officers as required by Section 14A(a)(2) of the Securities Exchange Act of 1934, as amended, should occur every one, two or three years. 1 Year NOTE: Such other business as may properly come before the meeting or any adjournment thereof.